8. Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Taxes Details 1
Pre-tax income at statutory rate (34%)	$ 3,851	$ 2,914	$ 2,509
Differences:
Tax exempt interest income	(1,630)	(1,481)	(1,168)
Nondeductible interest and other expense	119	141	52
Cash surrender value of life insurance	(143)	(147)	(149)
State taxes, net of federal benefits	(283)	428	324
Other, net	23	24	19
Total	$ 1,937	$ 1,879	$ 1,587